UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Report to Shareholders

High Yield Fund	May 31, 2012

The views and opinions in this report were current as of May 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In stark contrast with the first half of our fiscal year, high yield bonds generated strong gains in the six months ended May 31, 2012. Demand for below investment-grade companies rebounded and reached record levels in the first quarter of 2012 as corporate fundamentals and domestic economic developments improved. When investor sentiment turned bullish, junk bond prices rallied, and when news turned dour, the market retreated. Although the market experienced a pullback in May when concerns about the European sovereign debt crisis worsened, defaults remained low because these macroeconomic concerns are largely unrelated to the asset class. Overall, conditions within the high yield market have improved over the past six months.

PORTFOLIO PERFORMANCE

The High Yield Fund posted strong absolute and relative performance in the six months ended May 31, 2012, lifting fiscal year results into positive territory. Junk bonds endured a year marred by periodic bouts of volatility due to concerns about the European sovereign debt crisis and faltering global growth. The portfolio outperformed the Credit Suisse High Yield Index for the six months but trailed for the year. The fund outperformed its Lipper peer group average in both periods. Results for the fund’s Advisor Class were slightly lower, reflecting its different fee structure.

The portfolio’s share price advanced $0.25 over the past six months, closing the reporting period at $6.61. Capital appreciation contributed about half of the fund’s total return for the six-month period. The share price fell during the 12-month period but dividend income offset the decline, producing a modest positive total return for the year. Our longer-term returns are shown in the table on page 13.

The High Yield Fund’s returns compare favorably with those of its peer group, especially over longer time periods. Lipper ranked the fund in the top quarter of its high current yield funds universe for the 5- and 10-year periods ended May 31, 2012. (Based on cumulative total return, Lipper ranked the High Yield Fund 275 of 503, 92 of 371, and 58 of 247 funds in the high current yield bond funds category for the 1-, 5-, and 10-year periods ended May 31, 2012, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Junk bonds generated good absolute and relative returns in the six-month period through May 31, 2012. However, results in May were down due to uncertainty about the global economy, particularly in Europe. Our European credit analyst, Ken Orchard, depicts investor sentiment about the region as vacillating among three stages: hope, disappointment, and despair. For much of the past six months we were in the hope phase, but the disappointment that began in April quickly turned into despair in May, when all risk assets tumbled. Adding to investor skittishness is concern about another seasonal/summer sell-off—historically a period of low liquidity—that may mirror the performance in 2010 and 2011.

However, the key difference versus a year ago is that high yield spreads (the yield difference between high yield bonds and similar-maturity Treasuries) were extremely tight in May 2011, and today they are much wider. At this time last year, high yield bonds were yielding about 5% (500 basis points) more than Treasuries—the market had rallied for an extended period, and yields on junk bonds were near all-time lows. At the end of the current reporting period, the spread was approximately 720 basis points, which leads us to believe that downside potential is somewhat limited. Monetary policy, soft economic data, and overseas and domestic fiscal concerns caused Treasury yields to fall to record lows near the end of the reporting period. High yield bond returns have been volatile in this environment and are certainly not for the faint of heart. As we write this letter, we view junk bonds as fairly priced, with room to perform well if investor concerns outside of the asset class find some sort of stabilization; spreads are well above the lows set last year and comfortably above the long-term average, which is about 580 basis points.

Fund Closes to New Investors

The High Yield Fund closed to new investors on April 30, 2012. However, the fund will continue to accept additional investments from existing shareholders and direct rollovers from qualified retirement plans into new IRAs offered through T. Rowe Price. We decided to close the fund to ensure that we can continue to manage the portfolio responsibly and maintain the integrity of the fund’s investment program, including our ability to remain selective in our credit standards. We determined that the fund’s existing shareholders would be better served by limiting new inflows, enabling us to pursue our careful and prudent course in buying high yield bonds for the portfolio. The changing market environment, combined with record demand from investors for higher-yielding debt, could strain our ability to invest cash inflows efficiently. By closing the fund, we hope to ensure adequate flexibility, preserve our ability to effectively diversify the portfolio, and maintain our active buy and sell discipline.

PORTFOLIO REVIEW

Commodity prices have continued to fall, and we believe the global supercycle in commodities is coming to an end. Rather than a short-term, demand-driven correction, we believe that additional supply will decrease commodity prices over the long term. For example, new energy production from Libya, Iraq, and Russia coupled with more drilling domestically could keep downward pressure on oil and gas prices for the foreseeable future. Oil and natural gas prices fell 13% and 46%, respectively, in the past year. Agricultural commodities also tumbled—corn, wheat, coffee, and cotton prices fell between 25% and 50% in the year ended May 31, 2012. Lower fuel, food, and clothing costs are like a tax cut for consumers who can spend that money in other places. These market trends have implications for sectors in the below investment-grade universe. Industries that could benefit from a decrease in oil or gas include airlines, autos, and manufacturing.

Overall, the companies in the high yield market remain fundamentally sound. They have spent the past three years repairing balance sheets and improving liquidity. We don’t see that trend shifting dramatically in the near term. In recent years, the majority of new issuance has been for refinancing, which does not materially add to supply. The net effect has been to lower financing costs and to extend the due dates on a significant portion of the outstanding corporate debt. Because issuer maturities have been pushed out, there is significantly less debt coming due over the next few years, which supports our belief that defaults will remain low.

TWO MAJOR ALLOCATION SHIFTS GENERATE GOOD RESULTS

Energy is the largest industry in the high yield market, but we are concerned that falling prices pose a headwind for these companies. Consequently, over the past six months, we cut our energy exposure to 11% from 14% in November. Many small- and mid-cap oil and gas producers issued high yield debt, but we intentionally reduced our exposure (by almost 25% in the past six months) to an underweight versus the benchmark index. Although the group lagged the benchmark for the six-month period, credit selection and our lighter allocation contributed to the fund’s relative performance. We intend to continue opportunistically trimming our energy allocation. We were also underweight in metals and mining, another industry that underperformed the benchmark for the past six months. A big part of this segment is coal companies—coal prices fell in sync with the global commodities collapse. Credit selection and the underweight allocation to the metals and mining group generated a positive relative performance contribution. Conversely, we think that many industries can benefit from lower fuel prices. The airline industry, for example, should generate huge savings. In general, lower energy prices are positive for the entire economy and especially for consumers who will have more disposable income.

Financials are now the fund’s largest allocation. In the past six months, we significantly added to our allocation, which now stands at 13%. After a weak first half of our fiscal year, financial services companies rebounded in the last six months. We benefited from the overweight allocation and credit selection. At the same time we were reducing our energy exposure we were adding to financials, and both allocation shifts contributed to the fund’s relative results. In addition to financials, energy, and metals and mining, the best industry contributors to the fund’s relative performance over the past six months were information technology, broadcasting, building products, and chemicals—each delivered double-digit absolute returns and strong relative performance contributions.

Short-term holdings, which include the cash we keep on hand for day-to-day liquidity and our “dry powder” for buying opportunities, were the biggest drag on relative returns during this strong performance environment. The interest rate on short-term securities was barely positive over the six-month period, and throughout the period, we held roughly 3% to meet redemptions and for other purposes. The second-largest detractor from relative returns was building and real estate holdings. Although these holdings posted solid absolute gains, we were significantly underweight compared with the benchmark. Another detractor was transportation. Credit selection and an underweight allocation to the segment detracted from relative results.

THE LARGEST ISSUERS WERE ALSO TOP CONTRIBUTORS

The portfolio’s best contributors for the past six months are near the top of our list of largest issuers, which can be found on page 12 of this letter. Ally Financial and Ford Motor generated the best performance contributions. Ally used to be called GMAC. It was a wholly owned subsidiary and the finance arm of General Motors. A bailout engineered when the company was on the brink of bankruptcy made the federal government a majority shareholder in December 2008. The one-time investment-grade company has flourished thanks to the cash infusion, and it continues to make substantial progress financially. As the company has regained its footing, its credit profile continued to improve. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Ford’s credit rating has risen steadily over the years, and it was recently upgraded to an investment-grade credit with a BBB rating by two credit rating agencies. Our conviction in the company’s turnaround caused us to take a large position several years ago—it has been one of our largest holdings for the past three years. Ford bonds were the portfolio’s top contributor for the past 12 months and second-best for the last six months. We believe there is a huge automobile replacement cycle unfolding. Americans have been holding onto their clunkers and have postponed purchasing new vehicles for several years. We believe that is due to change. Today, the average car on the road is about 11 years old, making the American automobile fleet the oldest it has ever been. We’ve begun trimming our Ford holdings now that our thesis has played out and given its limited upside potential. However, we have established a position in Chrysler, another large, well-established auto company that partnered with Fiat last year. The company has a strong management team with a growing product pipeline that should continue to help the company grow into its balance sheet. Based on our constructive view, we also own several parts companies in the segment.

UP AND DOWN AND OUT

Avaya and Alcatel-Lucent were top contributors for the last six months of the reporting period, but they were extremely volatile and traded sharply lower in May. Both companies reported weak first-quarter earnings. We have been trimming our Avaya position, which traded at par a year ago, then fell about one-third six months ago, and subsequently rallied back to par. The bonds were trading at about 80% of par value at the end of this reporting period. Although we made a decent return on the holding, we have decided to reduce exposure due to the volatility. Alcatel is a France-domiciled telecommunications company that has rallied and plunged on news from the eurozone. Although it was a top contributor for the six-month period, it sold off sharply in May and was among our largest detractors for the year. Unlike Avaya, we like Alcatel’s risk/reward characteristics. The company generates a large portion of its revenue and income outside the euro region.

The only major credit problem we had in the past 12 months was Energy Future Holdings (formerly called TXU/Texas Competitive Electric). Its revenue and cash flow move in tandem with natural gas prices, and its earnings evaporated when the commodity price collapsed. We eliminated the position on concern that the company will have to restructure its debt at some point in the next few years. It was our largest absolute detractor for the 6- and 12-month periods. However, the decision to eliminate this issuer generated a strong relative performance contribution.

TAKING ON BALLAST TO DAMPEN PORTFOLIO VOLATILITY

In the past 12 months, we took several steps to reduce the portfolio’s volatility. Our CCC and below rated credits now represent 11.3% of assets, about one-third less than a year ago. Equity exposure, including convertible preferred, preferred, and common stock, now stands at 2.7% of the fund, well below our 4.8% allocation a year ago. As we reduced our exposure to higher-risk holdings, we doubled our bank debt allocation, which at the end of the period represented 8.1% of the fund. We think bank debt offers a compelling blend of characteristics. The income is approximately the same as BB rated bonds; they are senior in a company’s capital structure; and they have a floating rate feature, which could help if rates eventually move higher.

While the portfolio is not as aggressively postured as it was a year ago, we are not overly defensive either. We think of our current positioning as neutral. We expect modest U.S. economic growth in the year ahead, and we believe that the high yield asset class offers a compelling risk/ reward trade-off. Europe is the wild card, and a successful resolution to Spain’s banking crisis is, in our opinion, more important than what happens in Greece.

Although we have a below-benchmark allocation in non-U.S. markets, we have more international exposure now than in prior periods. We have added several overseas credit analysts, and they have aided us in identifying high-quality European credits, of which several are household names, such as Reynolds Group, the leading aluminum foil marketer. Our sovereign analysts help us assess companies and their credit ratings, as well as a country’s sovereign rating. Our ability to understand these relationships is essential, as developments in Europe can drive large swings in the high yield market. While we are hopeful for a solution to the euro crisis, it is likely to be a factor for all asset classes for many years. Approximately 11% of the portfolio is invested in non-U.S. bonds, and about half of that is invested in developed western European companies. The rest of our overseas exposure is fairly evenly split between other developed countries and emerging markets. Because high yield is a risk asset, it tends to sell off when global concerns flare up.

OUTLOOK

Our 12-month outlook for the high yield market is cautiously positive, given the current valuations, solid fundamental underpinnings, a modestly growing domestic economy, and strong investor demand for above-average income in the current low-rate environment. Those factors taken together could lead to positive performance for the rest of the year. Exogenous factors—notably from the other side of the pond—including a “Grexit” (a Greek exit from the eurozone) or faltering global growth in key emerging markets, such as China and Brazil, could cause a capital flight to safe-haven investments. Right now, all eyes are focused on Spain, but next week another European country could be in the spotlight. We’re also watching developments in Washington related to fiscal policy and its impact on our economy. November’s elections will likely amplify this concern.

It seems that every time there are negative headlines about the European sovereign crisis, the high yield market declines. Despite the uncertain environment, we think the high yield market can generate returns that are comparable with its coupon for the rest of the year. Double-digit gains for the calendar year are not out of the question but, in our view, are unlikely. The summer has historically been a seasonally slow period—traders take leave and reduce risk taking—leading us to believe that the market is unlikely to regain positive momentum until September. Some investors view the asset class as a less risky alternative to equities. As a firm, T. Rowe Price has overweight allocations to high yield bonds across our asset allocation strategies because we believe the U.S. economy will continue to show improvement.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We will continue our commitment to research and diversification, which we believe is prudent for a fund that invests in a riskier area of the bond market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 11, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/12
CIT Group	1.9%
Ford Motor	1.6
Intelsat	1.6
Ally Financial	1.5
American International Group*	1.4
First Data	1.4
Nuveen Investments	1.3
Sprint Nextel	1.3
E*Trade Financial	1.2
Univision Communications	1.1
CDW	1.0
Sirius Satellite Radio*	1.0
Liberty Media*	1.0
Asurion	1.0
Ryerson Tull	0.9
SLM	0.8
HCA	0.8
Delta Air Lines	0.8
Charter Communications	0.8
Clear Channel	0.8
HD Supply	0.8
Level 3 Communications	0.7
AES	0.7
Kinder Morgan	0.7
Leap Wireless International	0.7
Total	26.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

*American International Group is the combined holdings of International Lease Finance in the Portfolio of Investments; Sirius Satellite Radio is the combined holdings of Sirius XM Radio and XM Satellite Radio in the Portfolio of Investments; and Liberty Media is the combined holdings of Unitymedia and UPCB Finance in the Portfolio of Investments.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE					
Beginning of period	$ 6.97	$ 6.39	$ 5.45	$ 6.55	$ 7.21
Investment activities					
Net investment income[1]	0.49	0.52	0.53	0.50	0.50
Net realized and unrealized gain (loss)	(0.35)	0.59	0.91	(1.13)	(0.65)
Total from investment activities	0.14	1.11	1.44	(0.63)	(0.15)
Distributions					
Net investment income	(0.50)	(0.52)	(0.50)	(0.47)	(0.51)
Net realized gain	–	(0.01)	–	–	–
Total distributions	(0.50)	(0.53)	(0.50)	(0.47)	(0.51)
NET ASSET VALUE					
End of period	**$ 6.61**	**$ 6.97**	**$ 6.39**	**$ 5.45**	**$ 6.55**

Ratios/Supplemental Data

Total return[2]	**2.24%**	**17.97%**	**26.88%**	**(9.13)%**	**(1.96)%**
Ratio of total expenses to average net assets	0.75%	0.74%	0.76%	0.80%	0.76%
Ratio of net investment income to average net assets	7.40%	7.70%	8.59%	9.40%	7.53%
Portfolio turnover rate	63.0%	75.4%	81.8%	54.4%	68.9%
Net assets, end of period (in millions)	$ 7,617	$ 6,954	$ 5,487	$ 4,552	$ 4,227

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE					
Beginning of period	$ 6.95	$ 6.38	$ 5.45	$ 6.53	$ 7.20
Investment activities					
Net investment income[(1)]	0.47	0.50	0.52	0.49	0.49
Net realized and unrealized gain (loss)	(0.35)	0.59	0.89	(1.11)	(0.66)
Total from investment activities	0.12	1.09	1.41	(0.62)	(0.17)
Distributions					
Net investment income	(0.48)	(0.51)	(0.48)	(0.46)	(0.50)
Net realized gain	–	(0.01)	–	–	–
Total distributions	(0.48)	(0.52)	(0.48)	(0.46)	(0.50)
NET ASSET VALUE					
End of period	**$ 6.59**	**$ 6.95**	**$ 6.38**	**$ 5.45**	**$ 6.53**

Ratios/Supplemental Data

Total return[(2)]	**2.00%**	**17.56%**	**26.40%**	**(9.03)%**	**(2.32)%**
Ratio of total expenses to average net assets	1.00%	0.98%	0.99%	1.01%	0.98%
Ratio of net investment income to average net assets	7.17%	7.42%	8.40%	9.08%	7.31%
Portfolio turnover rate	63.0%	75.4%	81.8%	54.4%	68.9%
Net assets, end of period (in millions)	$ 1,557	$ 1,590	$ 1,748	$ 1,119	$ 1,203

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 83.4%		
Aerospace & Defense 0.9%		
Ducommun, 9.75%, 7/15/18	12,260	12,965
Kratos Defense & Security Solutions, 10.00%, 6/1/17	20,513	21,744
Sequa, 11.75%, 12/1/15 (1)	15,675	16,459
Sequa, PIK, 13.50%, 12/1/15 (1)	6,650	7,066
Spirit Aerosystems, 7.50%, 10/1/17	4,525	4,864
Transdigm, 7.75%, 12/15/18	23,025	24,406
		87,504
Airlines 1.1%		
Continental Airlines, 6.75%, 9/15/15 (1)	31,900	32,060
Continental Airlines, 7.25%, 5/10/21	4,125	4,651
Continental Airlines, 9.25%, 11/10/18	2,424	2,648
Delta Air Lines, 9.50%, 9/15/14 (1)	12,492	13,117
Delta Air Lines, 12.25%, 3/15/15 (1)	40,325	43,753
United Airlines, 12.00%, 11/1/13 (1)	6,125	6,431
		102,660
Automotive 2.7%		
Allison Transmission, 7.125%, 5/15/19 (1)	14,294	14,901
Chrysler, 8.00%, 6/15/19	6,575	6,608
Chrysler, 8.25%, 6/15/21	27,825	27,964
Conti-Gummi Finance, 8.50%, 7/15/15 (EUR)(1)	9,625	13,002
Ford Motor Credit, 3.875%, 1/15/15	20,830	21,663
Ford Motor Credit, 5.00%, 5/15/18	79,445	86,694
Ford Motor Credit, 5.75%, 2/1/21	11,250	12,769
Ford Motor Credit, 12.00%, 5/15/15	20,815	26,227
Goodyear Tire & Rubber, 7.00%, 5/15/22	15,250	14,945
Goodyear Tire & Rubber, 8.25%, 8/15/20	9,675	10,086
Goodyear Tire & Rubber, 8.75%, 8/15/20	3,642	3,888

Pittsburgh Glass, 8.50%, 4/15/16 (1)	5,900	5,561
Schaeffler Finance, 7.75%, 2/15/17 (1)	4,000	4,140
Schaeffler Finance, 8.50%, 2/15/19 (1)	3,975	4,194
		252,642
Banking 0.5%		
Adfitech, 8.00%, 3/15/20	300	195
Amsouth Bank, 5.20%, 4/1/15	12,600	12,789
Regions Bank, 7.50%, 5/15/18	29,145	32,643
		45,627
Broadcasting 3.2%		
Clear Channel Communications, 7.25%, 10/15/27	5,500	2,461
Clear Channel Communications, PIK, 11.00%, 8/1/16	12,300	7,841
Clear Channel Worldwide, 7.625%, 3/15/20 (1)	39,475	37,501
Clear Channel Worldwide, 7.625%, 3/15/20 (1)	5,000	4,688
Cyfrowy Polsat Finance, 7.125%, 5/20/18 (EUR)(1)	3,733	4,669
Interpublic Group of Companies, 10.00%, 7/15/17	5,000	5,663
Lamar Media, 5.875%, 2/1/22 (1)	8,800	8,866
Nexstar Finance, 7.00%, 1/15/14	324	318
Nexstar Finance, 8.875%, 4/15/17	8,150	8,517
Nexstar Finance, PIK, 7.00%, 1/15/14	9,233	9,071
Polish Television Holding, STEP, 11.25%, 5/15/17 (EUR)(1)	10,775	12,990
Sinclair Television Group, 9.25%, 11/1/17 (1)	20,390	22,429
Sirius XM Radio, 8.75%, 4/1/15 (1)	50,251	56,407
Univision Communications, 6.875%, 5/15/19 (1)	3,050	2,978
Univision Communications, 7.875%, 11/1/20 (1)	28,105	28,737
Univision Communications, 8.50%, 5/15/21 (1)	45,587	43,878
XM Satellite Radio, 7.625%, 11/1/18 (1)	11,165	11,877

XM Satellite Radio, 13.00%, 8/1/13 (1)	22,575	25,312
		294,203
Building & Real Estate 0.8%		
Meritage Homes, 7.00%, 4/1/22 (1)	6,525	6,623
Shea Homes Limited Partnership, 8.625%, 5/15/19	22,350	23,300
Standard Pacific, 8.375%, 5/15/18	4,150	4,430
Standard Pacific, 10.75%, 9/15/16	9,875	11,529
Taylor Morrison Communities, 7.75%, 4/15/20 (1)	23,300	24,232
		70,114
Building Products 2.4%		
Associated Materials, 9.125%, 11/1/17	13,600	11,934
Building Materials, 6.75%, 5/1/21 (1)	12,200	12,536
CEMEX Espana Luxembourg, 9.875%, 4/30/19 (1)	26,942	22,631
Euramax International, 9.50%, 4/1/16	16,625	14,879
Masco, 5.85%, 3/15/17	12,268	12,734
Masco, 6.125%, 10/3/16	8,599	9,214
Nortek, 8.50%, 4/15/21	34,600	33,735
Nortek, 10.00%, 12/1/18	17,495	18,457
Owens Corning, 9.00%, 6/15/19	4,914	6,020
Reliance Intermediate, 9.50%, 12/15/19 (1)	15,975	17,963
Summit Materials, 10.50%, 1/31/20 (1)	14,550	15,205
Texas Industries, 9.25%, 8/15/20	12,450	12,232
USG, 8.375%, 10/15/18 (1)	4,650	4,859
USG, 9.75%, 8/1/14 (1)	2,950	3,260
Vulcan Materials, 7.50%, 6/15/21	18,075	19,476
Xefin Lux, 8.00%, 6/1/18 (EUR)(1)	5,050	5,651
		220,786

Cable Operators 3.2%		
Bresnan, 8.00%, 12/15/18 (1)	14,227	14,476
Cablevision Systems, 7.75%, 4/15/18	4,200	4,284
Cablevision Systems, 8.00%, 4/15/20	5,100	5,317
Cablevision Systems, 8.625%, 9/15/17	7,700	8,335
Cequel Communications, 8.625%, 11/15/17 (1)	25,765	27,053
Charter Communications Holdings, 6.625%, 1/31/22	15,375	15,721
Charter Communications Holdings, 7.00%, 1/15/19	12,225	12,821
Charter Communications Holdings, 7.25%, 10/30/17	6,900	7,383
Charter Communications Holdings, 7.375%, 6/1/20	6,825	7,320
Charter Communications Holdings, 7.875%, 4/30/18	25,615	27,408
Dish DBS, 6.75%, 6/1/21	13,800	14,197
Dish DBS, 7.125%, 2/1/16	9,047	9,658
Dish DBS, 7.875%, 9/1/19	12,660	14,053
Netflix, 8.50%, 11/15/17	8,900	9,556
Unitymedia, 8.125%, 12/1/17 (1)	13,300	14,068
Unitymedia, 9.50%, 3/15/21 (EUR)(1)	13,125	16,959
Unitymedia, 9.625%, 12/1/19 (EUR)(1)	9,575	12,498
UPCB Finance, 6.875%, 1/15/22 (1)	13,350	13,164
UPCB Finance, 7.25%, 11/15/21 (1)	14,275	14,709
UPCB Finance, 7.625%, 1/15/20 (EUR)(1)	13,075	16,571
Videotron, 6.875%, 7/15/21 (CAD)(1)	21,125	21,897
Videotron, 9.125%, 4/15/18	5,695	6,208
		293,656
Chemicals 1.9%		
Hexion U.S. Finance (Nova Scotia), 6.625%, 4/15/20 (1)	15,230	15,382
Hexion U.S. Finance (Nova Scotia), 8.875%, 2/1/18	16,650	16,650
Hexion U.S. Finance (Nova Scotia), 9.00%, 11/15/20	6,705	5,833
Huntsman International, 8.625%, 3/15/20	4,525	5,057

Huntsman International, 8.625%, 3/15/21	26,375	29,540
INEOS Finance, 8.375%, 2/15/19 (1)	17,150	17,622
INEOS Finance, 9.00%, 5/15/15 (1)	866	909
Kerling, 10.625%, 2/1/17 (EUR)(1)	8,400	9,296
Koppers Industry, 7.875%, 12/1/19	7,796	8,283
LyondellBasell Industries, 5.00%, 4/15/19 (1)	21,600	21,976
LyondellBasell Industries, 6.00%, 11/15/21 (1)	8,600	9,223
Momentive Performance, 9.00%, 1/15/21	7,650	5,757
Momentive Performance, STEP, 11.50%, 12/1/16	30,465	22,849
PolyOne, 7.375%, 9/15/20	7,700	8,124
		176,501
Consumer Products 1.1%		
Central Garden & Pet, 8.25%, 3/1/18	9,200	9,200
Easton-Bell Sports, 9.75%, 12/1/16	3,775	4,124
Hanesbrands, 6.375%, 12/15/20	9,440	9,652
Hanesbrands, 8.00%, 12/15/16	7,150	7,847
Levi Strauss, 6.875%, 5/1/22 (1)	11,925	11,836
Levi Strauss, 7.625%, 5/15/20	2,305	2,409
Levi Strauss, 7.75%, 5/15/18 (EUR)	5,495	6,761
Mead Products/Acco Brands, 6.75%, 4/30/20 (1)	11,000	11,248
Ontex, 7.50%, 4/15/18 (EUR)(1)	13,708	16,187
Sealy Mattress, 8.25%, 6/15/14	4,310	4,159
Sealy Mattress, 10.875%, 4/15/16 (1)	6,251	6,673
Susser Holdings, 8.50%, 5/15/16	11,850	12,709
		102,805
Container 1.2%		
BWAY Holding, 10.00%, 6/15/18	10,075	11,108
Clondalkin Acquisition, VR, 2.474%, 12/15/13 (1)	2,750	2,640
Crown Americas, 7.625%, 5/15/17	7,625	8,197

Crown Euro Holdings, 7.125%, 8/15/18 (EUR)(1)	3,925	5,169
Exopack, 10.00%, 6/1/18	7,950	8,169
Plastipak, 10.625%, 8/15/19 (1)	7,385	8,400
Rexam, VR, 6.75%, 6/29/67 (EUR)	6,400	7,512
Reynolds Group, 7.125%, 4/15/19 (1)	12,425	12,767
Reynolds Group, 8.00%, 12/15/16 (EUR)(1)	18,150	19,805
Reynolds Group, 9.00%, 4/15/19 (1)	12,350	11,763
Reynolds Group, VR, 7.75%, 10/15/16 (1)	1,800	1,886
Tekni-Plex, 9.75%, 6/1/19 (1)	9,550	9,502
		106,918
Energy 10.0%		
Alta Mesa, 9.625%, 10/15/18	6,450	6,353
AmeriGas Finance, 6.75%, 5/20/20	7,500	7,350
AmeriGas Finance, 7.00%, 5/20/22	30,017	29,417
Antero Resources Finance, 7.25%, 8/1/19 (1)	17,515	17,822
Antero Resources Finance, 9.375%, 12/1/17	35,919	38,882
Atwood Oceanics, 6.50%, 2/1/20	7,875	8,131
Berry Petroleum, 6.375%, 9/15/22	21,450	21,825
Berry Petroleum, 6.75%, 11/1/20	6,215	6,433
Berry Petroleum, 10.25%, 6/1/14	9,850	11,057
Bill Barrett, 7.00%, 10/15/22	31,505	29,930
Bill Barrett, 7.625%, 10/1/19	28,668	28,238
Chesapeake Energy, 6.625%, 11/15/19 (1)	9,115	7,657
Clayton Williams Energy, 7.75%, 4/1/19	20,250	20,047
Concho Resources, 7.00%, 1/15/21	15,925	17,040
Concho Resources, 8.625%, 10/1/17	9,075	9,858
Connacher Oil & Gas, 8.50%, 8/1/19 (1)	16,100	15,617
Connacher Oil & Gas, 8.75%, 8/1/18 (CAD)(1)	10,050	9,147
Denbury Resources, 8.25%, 2/15/20	16,079	17,365

El Paso, 6.50%, 9/15/20	2,425	2,655
El Paso, 7.75%, 1/15/32	20,008	22,659
El Paso, 7.80%, 8/1/31	5,427	6,105
El Paso, 8.25%, 2/15/16	6,700	7,337
Energy Transfer Equity, 7.50%, 10/15/20	6,870	7,411
EQT, 8.125%, 6/1/19	19,375	23,200
Everest Acquisition, 9.375%, 5/1/20 (1)	22,075	22,516
EXCO Resources, 7.50%, 9/15/18	26,561	22,311
Exterran Holdings, 7.25%, 12/1/18	33,565	32,222
Ferrellgas, 6.50%, 5/1/21	20,954	18,754
Ferrellgas, 9.125%, 10/1/17	8,030	8,311
Frac Tech Services, VR, 8.125%, 11/15/18 (1)	21,850	21,631
Hercules Offshore, 7.125%, 4/1/17 (1)	20,125	19,521
Hercules Offshore, 10.50%, 10/15/17 (1)	6,520	6,553
Hilcorp Energy, 8.00%, 2/15/20 (1)	14,710	15,666
Laredo Petroleum, 7.375%, 5/1/22 (1)	8,550	8,636
McJunkin Red Man, 9.50%, 12/15/16	6,210	6,652
Newfield Exploration, 5.75%, 1/30/22	11,500	12,104
Newfield Exploration, 6.875%, 2/1/20	16,865	17,835
Oasis Petroleum, 6.50%, 11/1/21	12,065	12,065
Oasis Petroleum, 7.25%, 2/1/19	6,500	6,687
Parker Drilling, 9.125%, 4/1/18 (1)	5,250	5,552
Penn Virginia, 7.25%, 4/15/19	15,075	12,814
Penn Virginia, 10.375%, 6/15/16	7,025	6,691
Penn Virginia Resource, 8.25%, 4/15/18	19,070	19,165
Penn Virginia Resource, 8.375%, 6/1/20 (1)	13,740	13,757
Petroleos de Venezuela, 8.50%, 11/2/17 (1)	15,450	12,244
Petroleum Geo-Services, 7.375%, 12/15/18 (1)	17,250	18,363
Plains Exploration & Production, 6.75%, 2/1/22	18,040	17,882
Precision Drilling, 6.50%, 12/15/21	3,655	3,719

Precision Drilling, 6.625%, 11/15/20	4,324	4,389
Range Resources, 5.00%, 8/15/22	7,275	6,975
Range Resources, 6.75%, 8/1/20	17,225	18,560
Regency Energy Partners, 6.875%, 12/1/18	10,815	11,356
Sabine Pass, 7.50%, 11/30/16	22,275	23,500
SESI, 6.375%, 5/1/19	19,543	20,569
SESI, 7.125%, 12/15/21 (1)	19,015	20,536
SM Energy, 6.50%, 11/15/21	8,540	8,839
SM Energy, 6.625%, 2/15/19	9,900	10,296
Swift Energy, 7.875%, 3/1/22	24,253	24,526
Swift Energy, 8.875%, 1/15/20	14,725	15,682
Unit Corporation, 6.625%, 5/15/21	7,825	7,805
WPX Energy, 6.00%, 1/15/22 (1)	33,185	31,941
		918,161
Entertainment & Leisure 1.8%		
AMC Entertainment, 8.75%, 6/1/19	22,291	24,019
Cedar Fair/Canada's Wonderland, 9.125%, 8/1/18	12,475	13,785
Cinemark USA, 7.375%, 6/15/21	5,312	5,671
MU Finance, 8.375%, 2/1/17 (1)	13,425	13,962
National Cinemedia, 6.00%, 4/15/22 (1)	9,900	9,875
NCL, 9.50%, 11/15/18	7,400	8,084
Odeon & UCI Finco, 9.00%, 8/1/18 (GBP)(1)	3,525	5,134
Palace Entertainment Holdings, 8.875%, 4/15/17 (1)	16,105	16,427
Regal Cinemas, 8.625%, 7/15/19	12,450	13,539
Regal Entertainment, 9.125%, 8/15/18	21,810	23,718
Speedway Motorsports, 8.75%, 6/1/16	6,570	7,096
Ticketmaster, 10.75%, 8/1/16	15,545	16,400
WM Finance, 9.50%, 6/15/16 (1)	3,775	4,020
		161,730

Financial 10.4%

Aercap Aviation Solution, 6.375%, 5/30/17 (1)	13,425	13,481
Air Lease, 5.625%, 4/1/17 (1)	23,950	23,471
Aircastle, 6.75%, 4/15/17 (1)	20,825	20,695
Aircastle, 9.75%, 8/1/18	100	111
Aircastle, 9.75%, 8/1/18 (1)	19,750	21,824
Ally Financial, 5.50%, 2/15/17	13,675	13,675
Ally Financial, 6.25%, 12/1/17	22,000	22,605
Ally Financial, 7.50%, 9/15/20	19,515	21,467
Ally Financial, 8.00%, 3/15/20	6,410	7,179
Ally Financial, GMAC, 8.00%, 11/1/31	18,697	21,034
CIT Group, 4.75%, 2/15/15 (1)	45,900	45,671
CIT Group, 5.25%, 3/15/18	9,390	9,202
CIT Group, 5.375%, 5/15/20	16,350	15,696
CIT Group, 5.50%, 2/15/19 (1)	60,025	58,524
CIT Group, 6.625%, 4/1/18 (1)	42,275	43,860
E*Trade Financial, 6.75%, 6/1/16	14,200	14,413
E*Trade Financial, 7.875%, 12/1/15	15,200	15,466
E*Trade Financial, PIK, 12.50%, 11/30/17	66,546	76,362
Gategroup Finance, 6.75%, 3/1/19 (EUR)(1)	3,300	3,999
General Motors Financial, 6.75%, 6/1/18	10,050	10,904
Hub International Holdings, 9.00%, 12/15/14 (1)	14,000	14,070
Hub International Holdings, 10.25%, 6/15/15 (1)	44,118	44,559
Icahn Enterprises, 8.00%, 1/15/18	38,945	41,282
International Lease Finance, 4.875%, 4/1/15	12,575	12,355
International Lease Finance, 5.75%, 5/15/16	22,850	22,850
International Lease Finance, 7.125%, 9/1/18 (1)	1,075	1,188
International Lease Finance, 8.25%, 12/15/20	16,775	18,704
International Lease Finance, 8.625%, 1/15/22	13,975	16,001
International Lease Finance, 8.75%, 3/15/17	15,775	17,471

International Lease Finance, 8.875%, 9/1/17	26,150	29,288
Nationstar Mortgage, 9.625%, 5/1/19 (1)	14,550	15,168
Neuberger Berman Group, 5.625%, 3/15/20 (1)	11,496	11,755
Neuberger Berman Group, 5.875%, 3/15/22 (1)	11,925	12,223
Nuveen Investments, 5.50%, 9/15/15	29,373	26,729
Nuveen Investments, 10.50%, 11/15/15	67,535	68,379
Provident Funding Association, 10.125%, 2/15/19 (1)	4,850	4,559
Provident Funding Association, 10.25%, 4/15/17 (1)	14,375	14,878
SLM Corporation, 6.00%, 1/25/17	14,375	14,132
SLM Corporation, 6.25%, 1/25/16	9,175	9,348
SLM Corporation, 8.45%, 6/15/18	44,691	47,438
Springleaf Finance, 6.90%, 12/15/17	16,834	13,215
Synovus Financial, 5.125%, 6/15/17	22,315	20,530
Synovus Financial, 7.875%, 2/15/19	5,350	5,604
Thornburg Mortgage, PIK, 12.00%, 3/31/15 Acquisition Date: 9/30/08, Acquisition Cost $625 (2)(3)	625	–
Thornburg Mortgage, VR, 12.00%, 3/31/15 Acquisition Date: 9/30/08 – 2/9/11, Acquisition Cost $5,601 (1)(2)(3)	6,867	–
USI Holdings, 9.75%, 5/15/15 (1)	7,275	7,220
Verisure Holding, 8.75%, 9/1/18 (EUR)(1)	3,025	3,517
		952,102
Food/Tobacco 1.8%		
Bumble Bee Foods Acquisition, 9.00%, 12/15/17 (1)	10,151	10,100
CEDC Finance International, 8.875%, 12/1/16 (EUR)(1)	6,500	5,586
CEDC Finance International, 9.125%, 12/1/16 (1)	1,975	1,363
Constellation Brands, 6.00%, 5/1/22	15,775	16,682
Cott Beverages, 8.375%, 11/15/17	5,025	5,427
Darling International, 8.50%, 12/15/18	3,950	4,414
Del Monte, 7.625%, 2/15/19	29,790	28,896

Land O' Lakes Capital Trust I, 7.45%, 3/15/28 (1)	18,609	17,911
Michael Foods, 9.75%, 7/15/18	20,975	22,706
Minerva Luxembourg, 12.25%, 2/10/22 (1)	5,900	5,812
Pinnacle Foods, 8.25%, 9/1/17	18,025	18,971
Pinnacle Foods, 9.25%, 4/1/15	18,190	18,508
R&R Ice Cream, 8.375%, 11/15/17 (EUR)(1)	4,250	5,124
		161,500
Forest Products 1.2%		
Boise Paper, 8.00%, 4/1/20	6,150	6,719
Boise Paper, 9.00%, 11/1/17	7,825	8,647
Cascades, 7.75%, 12/15/17	12,425	12,363
Cascades, 7.875%, 1/15/20	27,975	27,415
Domtar, 7.125%, 8/15/15	5,025	5,678
Graphic Packaging International, 9.50%, 6/15/17	13,000	14,333
Mercer International, 9.50%, 12/1/17	20,525	21,243
Weyerhaeuser, 8.50%, 1/15/25	10,000	12,151
		108,549
Gaming 2.2%		
Ameristar Casinos, 7.50%, 4/15/21	3,985	4,134
Ameristar Casinos, 7.50%, 4/15/21 (1)	2,900	3,009
Boyd Gaming, 9.00%, 7/1/20 (1)	12,900	12,900
Boyd Gaming, 9.125%, 12/1/18	8,748	8,945
CCM Merger, 9.125%, 5/1/19 (1)	12,650	12,681
Cirsa Finance (Luxembourg), 8.75%, 5/15/18 (EUR)(1)	10,150	10,166
Codere Finance (Luxembourg), 9.25%, 2/15/19 (1)	11,975	10,610
Downstream Development, 10.50%, 7/1/19 (1)	8,375	8,626
Harrah's Operating, 5.625%, 6/1/15	11,785	9,723
Harrah's Operating, 11.25%, 6/1/17	20,200	21,412
MGM Mirage, 10.375%, 5/15/14	8,975	10,097

MGM Resorts International, 9.00%, 3/15/20	9,367	10,257
Pinnacle Entertainment, 7.75%, 4/1/22	8,425	8,857
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 (1)	19,730	21,111
Seneca Gaming, 8.25%, 12/1/18 (1)	25,268	25,773
Station Casinos, STEP, 3.65%, 6/18/18 (1)	27,800	20,711
		199,012
Gas & Gas Transmission 0.3%		
Kinder Morgan Finance, 5.70%, 1/5/16	14,895	15,565
Kinder Morgan Finance, 6.00%, 1/15/18 (1)	8,375	8,794
		24,359
Health Care 6.3%		
Accellent, 8.375%, 2/1/17	3,375	3,350
Accellent, 10.00%, 11/1/17	17,150	13,720
Amerigroup, 7.50%, 11/15/19	17,025	18,132
Biomet, 11.625%, 10/15/17	56,900	61,025
Capella Healthcare, 9.25%, 7/1/17	20,395	20,344
Capsugel Finance, 9.875%, 8/1/19 (EUR)(1)	16,650	21,617
Community Health Systems, 8.00%, 11/15/19	50,850	51,994
Community Health Systems, 8.875%, 7/15/15	8,769	8,988
Crown Newco 3, 7.00%, 2/15/18 (GBP)(1)	4,400	6,442
DaVita, 6.375%, 11/1/18	8,415	8,478
Fresenius Medical Care, 5.625%, 7/31/19 (1)	20,650	20,547
Fresenius Medical Care, 5.875%, 1/31/22 (1)	11,600	11,397
Grifols, 8.25%, 2/1/18	16,300	17,319
HCA, 7.50%, 2/15/22	52,740	54,981
HCA, 8.50%, 4/15/19	12,400	13,702
HCA, 9.875%, 2/15/17	2,324	2,556
Health Management Association, 7.375%, 1/15/20 (1)	12,065	12,337
IASIS Healthcare, 8.375%, 5/15/19	23,265	21,753

Inventiv Health, 10.00%, 8/15/18 (1)	13,825	11,613
Inventiv Health, 10.00%, 8/15/18 (1)	11,025	9,261
Jaguar Holdings, 9.50%, 12/1/19 (1)	16,150	17,200
Kindred Healthcare, 8.25%, 6/1/19	14,650	12,819
Lifepoint Hospitals, 6.625%, 10/1/20	6,100	6,405
MedAssets, 8.00%, 11/15/18	11,925	12,342
MPT Operating Partnership, 6.375%, 2/15/22	7,125	7,107
MPT Operating Partnership, 6.875%, 5/1/21	14,875	15,247
Multiplan, 9.875%, 9/1/18 (1)	21,525	22,817
Mylan Laboratories, 7.625%, 7/15/17 (1)	8,150	8,924
Omega Healthcare Investors, 6.75%, 10/15/22	15,400	16,247
Radiation Therapy, 9.875%, 4/15/17	14,298	11,152
Tenet Healthcare, 6.25%, 11/1/18 (1)	24,340	24,705
Tenet Healthcare, 8.875%, 7/1/19	1,050	1,166
UHS Escrow, 7.00%, 10/1/18	3,990	4,259
Universal Hospital, PIK, 8.50%, 6/1/15	3,125	3,180
Vanguard Health, 7.75%, 2/1/19	12,550	12,174
Vanguard Health, 8.00%, 2/1/18	8,775	8,621
Vanguard Health, Zero Coupon , 2/1/16	759	531
Wolverine, Healthcare, 10.625%, 6/1/20 (1)	6,650	6,683
		581,135
Information Technology 2.8%		
Advanced Micro Devices, 7.75%, 8/1/20	11,390	12,216
Advanced Micro Devices, 8.125%, 12/15/17	4,050	4,394
Avaya, PIK, 10.125%, 11/1/15	15,385	12,731
CommScope, 8.25%, 1/15/19 (1)	39,720	40,713
Epicor Software, 8.625%, 5/1/19	21,885	21,885
Equinix, 7.00%, 7/15/21	21,190	22,673
Equinix, 8.125%, 3/1/18	13,680	14,946

Freescale Semiconductor, 8.05%, 2/1/20	3,175	3,000
Freescale Semiconductor, 10.125%, 3/15/18 (1)	7,007	7,480
Goodman Networks, 12.125%, 7/1/18 (1)	12,175	12,297
iGate, 9.00%, 5/1/16	38,732	41,056
Lawson Software, 9.375%, 4/1/19 (1)	18,050	18,546
Lawson Software, 10.00%, 4/1/19 (EUR)(1)	4,900	5,998
Lawson Software, 11.50%, 7/15/18 (1)	5,550	6,161
MEMC Electronics Materials, 7.75%, 4/1/19	23,975	14,984
NXP, 9.75%, 8/1/18 (1)	13,585	15,419
		254,499
Insurance 0.3%		
Assured Guaranty, VR, 6.40%, 12/15/66 (1)	28,485	18,800
MBIA Insurance, VR, 14.00%, 1/15/33 (1)	15,000	7,650
		26,450
Investment Dealers 0.0%		
Jefferies Group, 5.125%, 4/13/18	1,490	1,427
Jefferies Group, 8.50%, 7/15/19	2,905	3,079
		4,506
Lodging 0.4%		
Gaylord Entertainment, 6.75%, 11/15/14	3,050	3,050
Host Hotels & Resorts, 5.875%, 6/15/19	12,350	13,214
Host Hotels & Resorts, 6.00%, 10/1/21 (1)	11,050	11,851
Host Marriott, 6.75%, 6/1/16	7,425	7,620
ITT Corporation, 7.375%, 11/15/15	4,500	5,153
		40,888
Manufacturing 1.7%		
Amsted Industries, 8.125%, 3/15/18 (1)	11,225	11,870
Case New Holland, 7.875%, 12/1/17	15,837	17,935

CNH Capital, 6.25%, 11/1/16 (1)	24,495	25,597
Coleman Cable, 9.00%, 2/15/18	12,425	12,922
Fiat Industrial Finance (Europe), 6.25%, 3/9/18 (EUR)	7,100	8,648
Manitowoc, 8.50%, 11/1/20	9,570	10,264
RBS Global & Rexnord, 8.50%, 5/1/18	17,245	18,409
Sensata Technologies, 6.50%, 5/15/19 (1)	21,365	21,899
SPX, 6.875%, 9/1/17	10,765	11,734
Terex, 6.50%, 4/1/20	7,700	7,681
Terex, 8.00%, 11/15/17	24,230	24,715
Terex, 10.875%, 6/1/16	400	446
		172,120
Metals & Mining 4.4%		
AK Steel, 7.625%, 5/15/20	9,406	8,700
Algoma Acquisition, 9.875%, 6/15/15 (1)	14,200	12,780
Alrosa Finance, 7.75%, 11/3/20 (1)	13,825	14,378
Arch Coal, 7.25%, 6/15/21 (1)	28,042	23,976
CONSOL Energy, 8.00%, 4/1/17	32,440	32,440
CONSOL Energy, 8.25%, 4/1/20	11,550	11,550
FMG Resources, 6.00%, 4/1/17 (1)	9,625	9,170
FMG Resources, 7.00%, 11/1/15 (1)	18,115	18,138
FMG Resources, 8.25%, 11/1/19 (1)	30,405	31,773
Foresight Energy, 9.625%, 8/15/17 (1)	25,075	25,702
JMC Steel, 8.25%, 3/15/18 (1)	20,925	21,134
New World Resources, 7.875%, 5/1/18 (EUR)(1)	8,634	9,929
Novelis, 8.75%, 12/15/20	10,175	10,735
Peabody Energy, 6.00%, 11/15/18 (1)	19,415	19,221
Peabody Energy, 6.25%, 11/15/21 (1)	17,850	17,805
Ryerson Holding, Zero Coupon , 2/1/15	110,905	60,166
Ryerson Tull, STEP, 12.00%, 11/1/15	21,615	22,263

Severstal Columbus, 10.25%, 2/15/18	17,800	18,512
Steel Dynamics, STEP, 7.75%, 4/15/16	1,430	1,476
Thompson Creek Metals, 7.375%, 6/1/18	8,750	7,241
U.S. Steel, 7.50%, 3/15/22	13,375	12,924
		390,013
Other Telecommunications 1.4%		
Cincinnati Bell, 7.00%, 2/15/15	2,221	2,254
EarthLink, 8.875%, 5/15/19	8,325	8,117
ITC Deltacom, 10.50%, 4/1/16	2,550	2,703
Level 3 Communications, 11.875%, 2/1/19	16,125	17,294
Level 3 Financing, 8.625%, 7/15/20 (1)	21,825	22,316
Level 3 Financing, 8.75%, 2/15/17	8,375	8,647
Level 3 Financing, 9.375%, 4/1/19	18,450	19,603
PAETEC Holding, 8.875%, 6/30/17	14,825	15,937
PAETEC Holding, 9.875%, 12/1/18	6,985	7,684
Windstream, 7.875%, 11/1/17	25,000	26,750
		131,305
Publishing 0.1%		
Nielsen Finance, 7.75%, 10/15/18	4,775	5,133
Trader Corporation, 9.875%, 8/15/18 (1)	9,100	7,758
		12,891
Real Estate Investment Trust Securities 0.6%		
CB Richard Ellis, 11.625%, 6/15/17	7,800	8,833
CB Richard Ellis, 6.625%, 10/15/20	11,775	12,511
Rouse, 6.75%, 5/1/13 (1)	3,975	4,055
Rouse, 6.75%, 11/9/15	32,740	34,131
		59,530

Restaurants 0.5%		
CKE Restaurants, 11.375%, 7/15/18	15,188	17,239
DineEquity, 9.50%, 10/30/18	22,850	24,792
		42,031
Retail 1.1%		
99 Cents Only Stores, 11.00%, 12/15/19 (1)	11,694	12,484
Academy, 9.25%, 8/1/19 (1)	28,350	29,909
Claire's Stores, 8.875%, 3/15/19	9,850	8,348
Claire's Stores, PIK, 9.625%, 6/1/15	6,358	5,013
J.C. Penney, 7.125%, 11/15/23	2,450	2,315
Jo-Ann Stores, 8.125%, 3/15/19 (1)	3,950	3,861
Linens-N-Things, VR, 8.338%, 1/15/14 (3)	9,900	693
QVC, 7.50%, 10/1/19 (1)	24,890	27,161
Radio Shack, 6.75%, 5/15/19	10,275	7,629
		97,413
Satellites 2.6%		
Hughes Satellite Systems, 6.50%, 6/15/19	21,500	22,145
Hughes Satellite Systems, 7.625%, 6/15/21	21,525	22,278
Intelsat Jackson Holdings, 7.25%, 4/1/19	11,875	11,875
Intelsat Jackson Holdings, 7.25%, 10/15/20	21,000	20,895
Intelsat Jackson Holdings, 7.25%, 10/15/20 (1)	9,550	9,502
Intelsat Luxembourg, 11.25%, 2/4/17	52,250	51,597
Intelsat Luxembourg, PIK, 11.50%, 2/4/17 (1)	29,575	28,983
Intelsat Luxembourg, PIK, 11.50%, 2/4/17	6,400	6,320
SATMEX, 9.50%, 5/15/17	6,000	6,300
Telesat Canada, 11.00%, 11/1/15	23,900	25,215
Telesat Canada, 12.50%, 11/1/17	23,900	26,529

Viasat, 8.875%, 9/15/16	6,040	6,493
		238,132
Services 5.6%		
ACE Hardware, 9.125%, 6/1/16 (1)	28,800	30,113
Alliance Data Systems, 6.375%, 4/1/20 (1)	16,425	16,343
Anixter International, 10.00%, 3/15/14	9,600	10,440
Aramark Holdings, PIK, 8.625%, 5/1/16 (1)	15,150	15,453
Avis Budget Car Rental, 7.75%, 5/15/16	1,610	1,650
Avis Budget Car Rental, 9.625%, 3/15/18	9,800	10,608
CDW, 8.50%, 4/1/19	23,750	24,403
CDW, 12.535%, 10/12/17	63,775	68,399
CDW, VR, 8.00%, 12/15/18	1,625	1,735
CEVA Group, 8.375%, 12/1/17 (1)	13,200	12,837
Fidelity National Information Services, 7.625%, 7/15/17 (1)	4,500	4,883
Fidelity National Information Services, 7.875%, 7/15/20	7,320	8,107
First Data, 7.375%, 6/15/19 (1)	21,615	21,615
First Data, 8.875%, 8/15/20 (1)	3,250	3,478
First Data, 12.625%, 1/15/21	92,325	86,785
FTI Consulting, 6.75%, 10/1/20	7,650	8,033
FTI Consulting, 7.75%, 10/1/16	8,158	8,484
Garda World Security, 9.75%, 3/15/17 (1)	9,425	10,061
HD Supply, 8.125%, 4/15/19 (1)	21,950	22,938
iPayment, 10.25%, 5/15/18	25,225	22,702
Lender Processing Services, 8.125%, 7/1/16	17,797	18,464
Maxim Crane Works, 12.25%, 4/15/15 (1)	8,750	8,663
Monitronics International, 9.125%, 4/1/20 (1)	10,000	9,725
Nord Anglia Education, 10.25%, 4/1/17 (1)	11,500	11,952
ServiceMaster, 8.00%, 2/15/20 (1)	8,050	8,513
UR Financing Escrow, 5.75%, 7/15/18 (1)	10,075	10,201

US Food Service, 8.50%, 6/30/19 (1)	13,250	13,382
West Corporation, 7.875%, 1/15/19	13,475	13,509
West Corporation, 8.625%, 10/1/18	26,220	27,334
		510,810
Supermarkets 0.6%		
Rite Aid, 7.70%, 2/15/27	9,775	7,869
Rite Aid, 9.25%, 3/15/20 (1)	22,975	22,056
Rite Aid, 9.50%, 6/15/17	23,000	22,080
		52,005
Transportation 0.5%		
Aguila 3, 7.875%, 1/31/18 (1)	5,725	5,875
Aguila 3, 7.875%, 1/31/18 (1)	5,075	5,208
Florida East Coast Railway, 8.125%, 2/1/17	8,301	8,509
Florida East Coast Railway, PIK, 11.25%, 8/1/17	193	150
Kansas City Southern Mexico, 6.125%, 6/15/21	7,450	8,102
Kansas City Southern Mexico, 6.625%, 12/15/20	6,250	6,859
Kansas City Southern Mexico, 8.00%, 2/1/18	10,855	12,158
		46,861
Transportation (Excluding Railroads) 0.6%		
DP World, 6.85%, 7/2/37 (1)	12,360	11,711
DP World Sukuk, 6.25%, 7/2/17 (1)	38,670	40,894
		52,605
Utilities 2.0%		
AES, 7.375%, 7/1/21 (1)	7,650	8,243
Calpine, 7.50%, 2/15/21 (1)	29,005	30,310
Calpine, 7.875%, 7/31/20 (1)	20,175	21,436
Dolphin Subsidiary, 6.50%, 10/15/16 (1)	10,375	11,049
Dolphin Subsidiary, 7.25%, 10/15/21 (1)	30,400	33,136

GenOn Energy, 9.50%, 10/15/18	36,335	34,155
NRG Energy, 7.625%, 1/15/18	9,650	9,578
PNM Resources, 9.25%, 5/15/15	5,407	6,259
RRI Energy, 7.875%, 6/15/17	3,432	3,037
Tokyo Electric Power, 4.50%, 3/24/14 (EUR)	21,000	25,709
		182,912
Wireless Communications 5.2%		
Cricket Communications, 7.75%, 5/15/16	10,250	10,839
Cricket Communications, 7.75%, 10/15/20	50,484	46,194
Cricket Communications, 10.00%, 7/15/15	6,435	6,515
Digicel, 8.25%, 9/1/17 (1)	15,075	15,301
Digicel, 10.50%, 4/15/18 (1)	12,045	12,316
Digicel, 12.00%, 4/1/14 (1)	6,000	6,630
Eileme 1, PIK, 14.25%, 8/15/20 (1)	6,900	6,086
Eileme 2, 11.625%, 1/31/20 (1)	18,175	17,948
GTP Acquisition Partners, 7.628%, 6/15/41 (1)	14,275	14,346
MetroPCS Wireless, 6.625%, 11/15/20	16,990	16,438
MetroPCS Wireless, 7.875%, 9/1/18	34,770	35,292
Nextel Communications, 7.375%, 8/1/15	14,175	13,927
NII Capital, 7.625%, 4/1/21	23,270	19,605
NII Capital, 8.875%, 12/15/19	10,775	9,913
Sable International Finance, 7.75%, 2/15/17 (1)	9,700	10,282
Sable International Finance, 8.75%, 2/1/20 (1)	7,650	7,942
SBA Communications, 8.00%, 8/15/16	517	552
SBA Communications, 8.25%, 8/15/19	4,342	4,711
Sprint Nextel, 7.00%, 3/1/20 (1)	16,300	16,463
Sprint Nextel, 9.00%, 11/15/18 (1)	44,040	47,563
Sprint Nextel, 9.125%, 3/1/17 (1)	23,300	23,184
Sprint Nextel, 11.50%, 11/15/21 (1)	14,000	14,770

Syniverse Holdings, 9.125%, 1/15/19	25,455	27,173
Trilogy International Partners, 10.25%, 8/15/16 (1)	3,775	3,114
VimpelCom, 7.504%, 3/1/22 (1)	20,325	18,483
VimpelCom, 7.748%, 2/2/21 (1)	18,850	17,658
Wind Acquisition, 7.25%, 2/15/18 (1)	20,825	17,910
Wind Acquisition, 7.25%, 2/15/18 (1)	6,325	5,408
Wind Acquisition, 11.75%, 7/15/17 (1)	28,058	23,849
Wind Acquisition, PIK, 12.25%, 7/15/17 (1)	9,718	6,547
Wind Acquisition, PIK, 12.75%, 7/15/17 (EUR)(1)	931	808
		477,767
Total Corporate Bonds (Cost $7,594,897)		7,652,702
BANK LOANS 7.6%(4)		
Airlines 0.2%		
Delta Air Lines, VR, 5.50%, 4/20/17	14,295	14,210
		14,210
Automotive 0.3%		
Autoparts Holdings, VR, 6.50%, 7/29/17	2,906	2,811
Autoparts Holdings, VR, 10.50%, 1/29/18	5,800	5,249
Chrysler Group, VR, 6.00%, 5/24/17	14,962	14,906
		22,966
Broadcasting 0.5%		
Clear Channel Communications, VR, 3.639%, 7/30/14	19,938	17,788
Cumulus Media, VR, 5.75%, 9/16/18	9,970	9,892
Univision Communications, VR, 4.489%, 3/31/17	24,800	22,726
		50,406

Gaming 0.3%		
Harrah's Operating, VR, 9.50%, 10/31/16	24,321	24,477
		24,477
Health Care 0.5%		
Capsugel, VR, 5.25%, 8/1/18	9,914	9,907
Kinetic Concepts, VR, 7.00%, 5/4/18	19,526	19,636
Pharmaceutical Product Development, VR, 6.75%, 12/5/18	9,975	9,977
Quintiles Transnational, VR, 5.00%, 6/8/18	9,975	9,822
		49,342
Information Technology 0.1%		
Go Daddy Operating, VR, 5.50%, 12/17/18	13,940	13,679
		13,679
Manufacturing 0.2%		
Generac Power Systems, VR, 6.25%, 5/30/18	13,900	13,744
		13,744
Metals & Mining 0.1%		
Global Brass & Copper, VR, 10.50%, 8/18/15	13,239	13,620
		13,620
Real Estate Investment Trust Securities 0.2%		
Capital Automotive, VR, 5.25%, 3/11/17	18,738	18,387
		18,387
Retail 0.6%		
Academy Sports, VR, 6.00%, 8/3/18	18,529	18,529
Claire's Stores, VR, 3.057%, 5/29/14	19,938	18,537
Jo-Ann Stores, VR, 4.75%, 3/16/18	14,124	13,965
		51,031

Satellites 0.2%		
Intelsat Jackson Holdings, VR, 5.25%, 4/3/18	14,962	14,828
		14,828
Services 0.9%		
First Data, VR, 5.239%, 3/24/17	9,588	9,049
HD Supply, VR, 7.25%, 10/12/17	46,618	46,804
Misys, VR, 7.25%, 9/19/18	19,750	19,237
Monitronics International, VR, 5.50%, 3/23/18	9,475	9,368
		84,458
Utilities 0.5%		
RRI Energy, VR, 6.00%, 9/20/17	18,750	18,375
Terra-Gen Finance, VR, 6.50%, 6/22/17	32,199	31,998
		50,373
Wireless Communications 1.2%		
Asurion, VR, 5.50%, 5/24/18	9,881	9,715
Asurion, VR, 9.00%, 5/24/19	47,125	47,331
Crown Castle, VR, 4.00%, 1/31/19	11,347	11,176
Lonestar Intermediate Super, VR, 11.00%, 8/7/19	30,425	30,901
Syniverse Holdings, VR, 5.00%, 4/23/19	9,950	9,807
		108,930
Total Bank Loans (Cost $701,199)		697,316
COMMON STOCKS 1.2%		
Automotive 0.1%		
TRW (5)	300	11,576
		11,576

($000s, except market price)

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
Swaps (0.1)%				
Credit Default Swaps, Protection Bought 0.0%				
Deutsche Bank, Protection Bought (Relevant Credit: MGIC Investment, 5.375%, 11/1/15), Pay 5.00%, Receive upon credit default, 12/20/12	5,325	300	304	(4)
Goldman Sachs, Protection Bought (Relevant Credit: TRW Automotive, 7.25%, 3/15/17), Pay 1.00%, Receive upon credit default, 6/20/17	10,025	901	723	178
Total Credit Default Swaps, Protection Bought			1,027	174
Credit Default Swaps, Protection Sold (0.1)%				
Bank of America Merrill Lynch, Protection Sold (Relevant Credit: GenOn Energy, 7.875% 6/15/17 $88.50*), Receive 5.00%, Pay upon credit default, 6/20/16	13,000	(2,169)	(472)	(1,697)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $92.50*), Receive 5.00%, Pay upon credit default, 3/20/17	4,225	(640)	(473)	(167)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $92.50*), Receive 5.00%, Pay upon credit default, 6/20/17	5,825	(939)	(691)	(248)
Barclays, Protection Sold (Relevant Credit: Cable & Wireless International Finance, 8.625% 3/25/19, 98.00GBP*), Receive 5.00%, Pay upon credit default, 6/20/17 (GBP)	6,750	(384)	(482)	98
Barclays, Protection Sold (Relevant Credit: Community Health Systems, 8.875%, 7/15/15 $102.50*), Receive 5.00%, Pay upon credit default, 9/20/16	18,075	(441)	(1,317)	876
Barclays, Protection Sold (Relevant Credit: First Data, 9.875%, 9/24/15, $99.00*), Receive 5.00%, Pay upon credit default, 3/20/15	17,425	(788)	(547)	(241)
Barclays, Protection Sold (Relevant Credit: Ford Motor, 6.50%, 8/1/18, $115.00*), Receive 5.00%, Pay upon credit default, 9/20/13	8,800	556	458	98

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/12	5/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 631,362	$ 615,967
Net realized gain (loss)	(4,878)	355,870
Change in net unrealized gain (loss)	(429,717)	334,323
Increase in net assets from operations	196,767	1,306,160
Distributions to shareholders		
Net investment income		
Investor Class	(526,321)	(482,068)
Advisor Class	(115,159)	(136,361)
Net realized gain		
Investor Class	–	(9,235)
Advisor Class	–	(2,712)
Decrease in net assets from distributions	(641,480)	(630,376)
Capital share transactions*		
Shares sold		
Investor Class	1,816,783	1,804,988
Advisor Class	869,639	881,583
Distributions reinvested		
Investor Class	458,587	431,026
Advisor Class	114,490	138,367
Shares redeemed		
Investor Class	(1,240,717)	(1,287,553)
Advisor Class	(945,029)	(1,335,539)
Redemption fees received	803	597
Increase in net assets from capital share transactions	1,074,556	633,469
Net Assets		
Increase during period	629,843	1,309,253
Beginning of period	8,544,057	7,234,804
End of period	**$ 9,173,900**	**$ 8,544,057**
Undistributed net investment income	16,238	50,641

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and the High Yield Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees The fund assesses a fee on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. For fund shares purchased through August 14, 2011, the redemption fee rate was 1%; for fund shares purchased thereafter, the redemption fee rate increased to 2%. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the closing settlement prices. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2012:

Following is a reconciliation of the fund’s Level 3 investments for the year ended May 31, 2012. Gain (loss) reflects both the realized and change in unrealized gain (loss) on Level 3 securities during the period, and is included on the accompanying Statement of Operations; $000 of this balance represents the change in unrealized gain/loss on Level 3 investments held at May 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 2% and 6% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2012, were as follows:

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of May 31, 2012, the notional amount of protection sold by the fund totaled $245,223,000 (2.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 1% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2012, approximately 89% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. Certain credit agreements include tranches that provide no initial funding but may require the full principal commitment to be funded at a future date(s) at the borrower’s discretion. Such agreements are not reflected in the Portfolio of Investments until funded. At May 31, 2012, the fund’s total unfunded commitments were $33,900,000.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2012, securities valued at $9,903,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2012, collateral pledged by counterparties to the fund consisted of securities valued at $2,194,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,950,918,000 and $5,143,192,000, respectively, for the year ended May 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended May 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May, 31, 2012 and May 31, 2011, totaled $641,480,000 and $630,376,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after June 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. Additionally, all or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended May 31, 2012, the fund utilized $13,259,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of May 31, 2012, expire as follows: $120,228,000 in fiscal 2017 and $68,620,000 in fiscal 2018; $52,658,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2012, expenses incurred pursuant to these service agreements were $206,000 for Price Associates; $1,500,000 for T. Rowe Price Services, Inc.; and $325,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2012, the fund was allocated $1,836,000 of Spectrum Funds’ expenses and $3,163,000 of Retirement Funds’ expenses. Of these amounts, $3,045,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2012, approximately 17% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 25% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the “Fund”) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2012

Tax Information (Unaudited) for the Tax Year Ended 5/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $50,868,000 from short-term capital gains.

For taxable non-corporate shareholders, $8,454,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,235,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio (for both the Investor Class and Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1984	Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Robert J. Gerrard, Jr.	Director and Chairman of Compensation Committee, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

Cecelia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 136 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[136]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With High Yield Fund	Principal Occupation(s)

Jason A. Bauer (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Carson R. Dickson, CFA, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Equity Research Analyst,
MTB Investment Advisors (to 2008)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Andrew P. Jamison (1981)	Vice President, T. Rowe Price; formerly stu-
Vice President	dent, Darden Graduate School of Business
Administration, University of Virginia (to 2009),
Analyst, Carlson Capital, LP (to 2008)

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Brian A. Rubin, CPA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Thomas E. Tewksbury (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,375,000 and $1,539,000 respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 13, 2012